-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     MONTHLY OPERATING REPORT

      -------------------------------------------------------------------
      CASE  NAME:  KITTY HAWK AIRCARGO, INC.                                                                    ACCRUAL BASIS
      -------------------------------------------------------------------

      -------------------------------------------------------------------
      CASE  NUMBER:  400-42142-BJH-11                                                                     02/13/95, RWD, 2/96
      -------------------------------------------------------------------

      -------------------------------------------------------------------
      JUDGE:  BARBARA J. HOUSER
      -------------------------------------------------------------------

                                                        UNITED STATES BANKRUPTCY COURT

                                                          NORTHERN DISTRICT OF TEXAS

                                                                SIXTH DIVISION

                                                       MONTHLY OPERATING REPORT - AMENDED

                                                                 MONTH ENDING:

                                                               JANUARY 31, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
      DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
      MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE
      ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
      ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
      RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY
      KNOWLEDGE.

      RESPONSIBLE  PARTY:

      /s/ Drew Keith                                                   CHIEF FINANCIAL OFFICER
      ---------------------------------------------                    -----------------------------------------------------------
      ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                                  TITLE

      DREW KEITH                                                                                 3/20/2001
      ---------------------------------------------                    -----------------------------------------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                                                      AMENDED AS OF DATE

      PREPARER:

      /s/ Kevin K. Craig                                               CONTROLLER, KITTY HAWK INC.
      ---------------------------------------------                    -----------------------------------------------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                                                             TITLE

      KEVIN K. CRAIG                                                                               3/20/2001
      ---------------------------------------------                    ------------------------------------------------------------
      PRINTED NAME OF PREPARER                                                                AMENDED AS OF DATE


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    MONTHLY OPERATING REPORT

        -----------------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                                                ACCRUAL BASIS-1
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                                  02/13/95, RWD, 2/96
        -----------------------------------------------------------------


        -----------------------------------------------------------------
                                                                              AMENDED 3/20/01
        COMPARATIVE  BALANCE  SHEET
        -------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE                   MONTH                 MONTH         MONTH
                                                                               --------------------------------------------------
        ASSETS                                               AMOUNT                 JANUARY, 2001
        -------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED  CASH                              $16,904                    $20,924              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED  CASH                                     $0                         $0              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL  CASH                                     $16,904                    $20,924              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS  RECEIVABLE  (NET)                 $29,303,045                $26,804,113              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                    $1,508,508                 $2,427,576              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        6.      NOTES  RECEIVABLE                                    $0                         $0              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID  EXPENSES                            $2,294,717                $16,188,438              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        8.      OTHER  (ATTACH  LIST)                      $111,256,463              ($41,337,323)              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL  CURRENT  ASSETS                     $144,379,636                 $4,103,728              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY,  PLANT  &  EQUIPMENT             $166,772,560               $206,205,090              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        11.     LESS:  ACCUMULATED
                DEPRECIATION / DEPLETION                             $0                $51,433,060              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        12.     NET  PROPERTY,  PLANT  &
                EQUIPMENT                                  $166,772,560               $154,772,030              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS
        -------------------------------------------------------------------------------------------------------------------------
        14.     OTHER  ASSETS  -  NET  OF
                AMORTIZATION  (ATTACH  LIST)                         $0                 $2,320,000              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                  $0                         $0              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                               $311,152,196               $161,195,758              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        POSTPETITION  LIABILITIES
        -------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS  PAYABLE                                                       $2,970,627              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        18.     TAXES  PAYABLE                                                             $38,000              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        19.     NOTES  PAYABLE                                                            $900,000              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL  FEES                                                              $0              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        21.     SECURED  DEBT                                                           $8,185,926              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        22.     OTHER  (ATTACH  LIST)                                                  $10,396,948              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL  POSTPETITION
                LIABILITIES                                                            $22,491,501              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        PREPETITION  LIABILITIES
        -------------------------------------------------------------------------------------------------------------------------
        24.     SECURED  DEBT                                                          $27,100,000              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY  DEBT                               $2,177,962                         $0              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED  DEBT                            $184,252,878                $30,442,680              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                  $0                $20,040,527              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL  PREPETITION  LIABILITIES            $186,430,840                $77,583,207              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                          $186,430,840               $100,074,708              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        EQUITY
        -------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION  OWNERS'  EQUITY                                           $69,645,449              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION  CUMULATIVE
                PROFIT  OR  (LOSS)                                                    ($8,524,399)              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT  CHARGES  TO  EQUITY
                (ATTACH  EXPLANATION)                                                           $0              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL  EQUITY                                        $0                $61,121,050              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL  LIABILITIES  &
                OWNERS'  EQUITY                            $186,430,840               $161,195,758              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
                                                                                                $0              $0            $0
---------------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================
                                                                                                        MONTHLY OPERATING REPORT

        -----------------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                                       ACCRUAL BASIS-2 AMENDED 3/20/01
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                              02/13/95, RWD, 2/96
        -----------------------------------------------------------------

        --------------------------------------------------------
        INCOME STATEMENT                                          AMENDED 3/20/01
        --------------------------------------------------------------------------------------------------------------------------
                                                                     MONTH                 MONTH          MONTH          QUARTER
                                                           -----------------------------------------------------
        REVENUES                                                   JANUARY, 2001                                          TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.       GROSS  REVENUES                                      $9,800,616             $0             $0         $9,800,616
        --------------------------------------------------------------------------------------------------------------------------
        2.       LESS:  RETURNS & DISCOUNTS                                   $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        3.       NET  REVENUE                                         $9,800,616             $0             $0         $9,800,616
        --------------------------------------------------------------------------------------------------------------------------
        COST  OF  GOODS  SOLD
        --------------------------------------------------------------------------------------------------------------------------
        4.       MATERIAL                                                     $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        5.       DIRECT  LABOR                                                $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        6.       DIRECT  OVERHEAD                                             $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        7.       TOTAL  COST  OF  GOODS  SOLD                                 $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        8.       GROSS  PROFIT                                        $9,800,616             $0             $0         $9,800,616
        --------------------------------------------------------------------------------------------------------------------------
        OPERATING  EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        9.       OFFICER / INSIDER  COMPENSATION                         $58,334             $0             $0            $58,334
        --------------------------------------------------------------------------------------------------------------------------
        10.      SELLING  &  MARKETING                                        $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        11.      GENERAL & ADMINISTRATIVE                             $1,095,685             $0             $0         $1,095,685
        --------------------------------------------------------------------------------------------------------------------------
        12.      RENT  &  LEASE                                       $2,510,052             $0             $0         $2,510,052
        --------------------------------------------------------------------------------------------------------------------------
        13.      OTHER (ATTACH LIST)                                 $12,863,148             $0             $0        $12,863,148
        --------------------------------------------------------------------------------------------------------------------------
        14.      TOTAL  OPERATING  EXPENSES                          $16,527,219             $0             $0        $16,527,219
        --------------------------------------------------------------------------------------------------------------------------
        15.      INCOME  BEFORE  NON-OPERATING
                 INCOME & EXPENSE                                   ($6,726,603)             $0             $0       ($6,726,603)
        --------------------------------------------------------------------------------------------------------------------------
        OTHER  INCOME  &  EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        16.      NON-OPERATING INCOME (ATT.  LIST)                      ($1,968)             $0             $0           ($1,968)
        --------------------------------------------------------------------------------------------------------------------------
        17.      NON-OPERATING EXPENSE (ATT.  LIST)                           $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        18.      INTEREST  EXPENSE                                      $635,066             $0             $0           $635,066
        --------------------------------------------------------------------------------------------------------------------------
        19.      DEPRECIATION / DEPLETION                               $116,821             $0             $0           $116,821
        --------------------------------------------------------------------------------------------------------------------------
        20.      AMORTIZATION                                                 $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        21.      OTHER (ATTACH LIST)                                ($6,750,819)             $0             $0       ($6,750,819)
        --------------------------------------------------------------------------------------------------------------------------
        22.      NET  OTHER INCOME & EXPENSES                       ($6,000,900)             $0             $0       ($6,000,900)
        --------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION  EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        23.      PROFESSIONAL  FEES                                           $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        24.      U.S.  TRUSTEE  FEES                                          $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        25.      OTHER (ATTACH LIST)                                          $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        26.      TOTAL  REORGANIZATION  EXPENSES                              $0             $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        27.      INCOME  TAX                                          ($290,281)             $0             $0         ($290,281)
        --------------------------------------------------------------------------------------------------------------------------
        28.      NET  PROFIT  (LOSS)                                  ($435,422)             $0             $0         ($435,422)
        --------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                MONTHLY OPERATING REPORT

        -----------------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                             ACCRUAL BASIS-3
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                 02/13/95, RWD, 2/96
        -----------------------------------------------------------------


        --------------------------------------------------------------------------------------------------------------------------
                                                                 MONTH                MONTH             MONTH             QUARTER
        CASH  RECEIPTS  AND                            --------------------------------------------------------
        DISBURSEMENTS                                        JANUARY, 2001                                                TOTAL
        -------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING  OF  MONTH                         $20,824           $20,924           $20,924            $20,824
        --------------------------------------------------------------------------------------------------------------------------
        RECEIPTS  FROM  OPERATIONS
        --------------------------------------------------------------------------------------------------------------------------
        2.     CASH  SALES                                              $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        COLLECTION  OF  ACCOUNTS  RECEIVABLE
        --------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                              $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                    $47,561,767                $0                $0        $47,561,767
        --------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL  OPERATING  RECEIPTS                      $47,561,767                $0                $0        $47,561,767
        --------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        --------------------------------------------------------------------------------------------------------------------------
        6.     LOANS  &  ADVANCES  (ATTACH  LIST)                       $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        7.     SALE  OF  ASSETS                                         $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        8.     OTHER  (ATTACH  LIST)                         ($47,561,667)                $0                $0      ($47,561,667)
        --------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL  NON-OPERATING  RECEIPTS                ($47,561,667)                $0                $0      ($47,561,667)
        --------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL  RECEIPTS                                        $100                $0                $0               $100
        --------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL  CASH  AVAILABLE                              $20,924           $20,924           $20,924            $20,924
        --------------------------------------------------------------------------------------------------------------------------
        OPERATING  DISBURSEMENTS
        --------------------------------------------------------------------------------------------------------------------------
        12.    NET  PAYROLL                                             $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                       $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        14.    SALES,  USE  &  OTHER  TAXES  PAID                       $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                                $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                                $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                                $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY  PURCHASES                                     $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE  EXPENSES                                        $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                                   $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                            $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS  &  MAINTENANCE                                  $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                                 $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                              $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        25.    OTHER  (ATTACH  LIST)                                    $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL  OPERATING  DISBURSEMENTS                          $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION  EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL  FEES                                       $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        28.    U.S.  TRUSTEE  FEES                                      $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        29.    OTHER  (ATTACH  LIST)                                    $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL  REORGANIZATION  EXPENSES                          $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL  DISBURSEMENTS                                     $0                $0                $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        32.    NET  CASH  FLOW                                        $100                $0                $0               $100
        --------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                                 $20,924           $20,924           $20,924            $20,924
        --------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                MONTHLY OPERATING REPORT

        -----------------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                             ACCRUAL BASIS-4
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                 02/13/95, RWD, 2/96
        -----------------------------------------------------------------


        -------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE                    MONTH                 MONTH         MONTH
                                                                            -----------------------------------------------------
        ACCOUNTS  RECEIVABLE  AGING                         AMOUNT                  JANUARY, 2001
        -------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                        $27,808,237                $23,056,502              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                          $648,873                   $329,211              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                          $923,454                    $46,815              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        4.      91+                                           ($77,519)                 $1,377,605              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL  ACCOUNTS  RECEIVABLE                 $29,303,045                $24,810,133              $0            $0
        -------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE
        -------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS  RECEIVABLE  (NET)                 $29,303,045                $24,810,133              $0            $0
        -------------------------------------------------------------------------------------------------------------------------


        ---------------------------------------------------------------

        AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                                         MONTH: JANUARY, 2001
                                                                                                     ----------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                 0-30              31-60             61-90              91+
        TAXES  PAYABLE                           DAYS              DAYS              DAYS              DAYS               TOTAL
        ---------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                $0                $0                $0                $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      STATE                             $38,000                $0                $0                $0            $38,000
        ---------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                                    $0                $0                $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                                      $0                $0                $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL  TAXES  PAYABLE             $38,000                $0                $0                $0            $38,000
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS  PAYABLE              $1,499,748          $244,197           $53,514        $1,173,169         $2,970,628
        ---------------------------------------------------------------------------------------------------------------------------


        ---------------------------------------------------------------------

        STATUS  OF  POSTPETITION  TAXES                                                       MONTH: JANUARY, 2001
                                                                                                     ------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
                                                                BEGINNING              AMOUNT                             ENDING
                                                                   TAX             WITHHELD AND/           AMOUNT           TAX
        FEDERAL                                                LIABILITY*           0R ACCRUED              PAID         LIABILITY
        ---------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                            $0          $1,005,989          $1,005,989             $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                          $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                          $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                             $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------

        5.      INCOME                                                   $0                  $0                  $0             $0
        ---------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                      $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL  FEDERAL  TAXES                                    $0          $1,005,989          $1,005,989             $0
        ---------------------------------------------------------------------------------------------------------------------------
        STATE  AND  LOCAL

        ---------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                              $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                    $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                             $289,994             $38,000            $289,994        $38,000
        ---------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                             $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        12.     REAL  PROPERTY                                           $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL  PROPERTY                                       $0                  $0                  $0             $0
        ---------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                      $0                                                     $0
        ---------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL  STATE  &  LOCAL                             $289,994             $38,000            $289,994        $38,000
        ---------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL  TAXES                                       $289,994          $1,043,989          $1,295,983        $38,000
        ---------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                MONTHLY OPERATING REPORT

        -----------------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                             ACCRUAL BASIS-5
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                 02/13/95, RWD, 2/96
        -----------------------------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
        Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                      MONTH: JANUARY, 2001
                                                                                             -------------
        -------------------------------------------------------------
        BANK  RECONCILIATIONS

                                                                 Account #1           Account #2     Account #3
        ---------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                      Bank One
        ---------------------------------------------------------------------------------------------------------------------------
        B.          ACCOUNT  NUMBER:                           100130152                                                TOTAL
        ---------------------------------------------------------------------------------------------------------------------------
        C.          PURPOSE  (TYPE):                           Operating Account
        ---------------------------------------------------------------------------------------------------------------------------
        1.          BALANCE  PER  BANK  STATEMENT                              $0                                              $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.          ADD:  TOTAL  DEPOSITS  NOT  CREDITED                       $0                                              $0
        --------------------------------------------------------------------------------------------------------------------------
        3.          SUBTRACT:  OUTSTANDING  CHECKS                             $0                                              $0
        --------------------------------------------------------------------------------------------------------------------------
        4.          OTHER  RECONCILING  ITEMS                                  $0                                              $0
        --------------------------------------------------------------------------------------------------------------------------
        5.          MONTH  END  BALANCE  PER  BOOKS                            $0              $0             $0               $0
        --------------------------------------------------------------------------------------------------------------------------
        6.          NUMBER  OF  LAST  CHECK  WRITTEN
        --------------------------------------------------------------------------------------------------------------------------


        -------------------------------------------------------------
        INVESTMENT ACCOUNTS

        ---------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF             TYPE OF           PURCHASE            CURRENT
        BANK,  ACCOUNT  NAME  &  NUMBER                        PURCHASE           INSTRUMENT            PRICE              VALUE
        ---------------------------------------------------------------------------------------------------------------------------
        7.
        ---------------------------------------------------------------------------------------------------------------------------
        8.
        ---------------------------------------------------------------------------------------------------------------------------
        9.
        ---------------------------------------------------------------------------------------------------------------------------
        10.
        ---------------------------------------------------------------------------------------------------------------------------
        11.         TOTAL  INVESTMENTS                                                                      $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------
        CASH
        ---------------------------------------------------------------------------------------------------------------
        12.         CURRENCY ON HAND                                                                           $20,924
        ---------------------------------------------------------------------------------------------------------------
        13.         TOTAL  CASH  -  END  OF MONTH                                                              $20,924
        ---------------------------------------------------------------------------------------------------------------

===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                MONTHLY OPERATING REPORT

        -----------------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                             ACCRUAL BASIS-6
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                 02/13/95, RWD, 2/96
        -----------------------------------------------------------------

                                                                                       MONTH: JANUARY, 2001

        -----------------------------------------------------------------
        PAYMENTS TO INSIDERS AND PROFESSIONALS
        -----------------------------------------------------------------


        OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN
        SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO
        INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
        ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       ------------------------------------------------------------------------------------------------------
                                                     INSIDERS
       ------------------------------------------------------------------------------------------------------
                                               TYPE OF                  AMOUNT            TOTAL PAID
                     NAME                      PAYMENT                   PAID               TO DATE
       ------------------------------------------------------------------------------------------------------
       1.   Clark Stevens               Salary                            $31,667             $154,582
       ------------------------------------------------------------------------------------------------------
       2.   Donny Scott                 Salary                            $26,667             $118,332
       ------------------------------------------------------------------------------------------------------
       3.   Susan Hawley                Salary                                 $0              $41,667
       ------------------------------------------------------------------------------------------------------
       4.
       ------------------------------------------------------------------------------------------------------
       5.
       ------------------------------------------------------------------------------------------------------
       6.   TOTAL  PAYMENTS
            TO  INSIDERS                                                  $58,334             $314,581
       ------------------------------------------------------------------------------------------------------


       -----------------------------------------------------------------------------------------------------------------------
                                                                       PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------
                                               DATE OF COURT                                                          TOTAL
                                             ORDER AUTHORIZING         AMOUNT         AMOUNT        TOTAL PAID      INCURRED
                       NAME                       PAYMENT             APPROVED         PAID          TO DATE       & UNPAID *
       -----------------------------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
       -----------------------------------------------------------------------------------------------------------------------
       2.
       -----------------------------------------------------------------------------------------------------------------------
       3.
       -----------------------------------------------------------------------------------------------------------------------
       4.
       -----------------------------------------------------------------------------------------------------------------------
       5.
       -----------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                                 $0            $0              $0              $0
       -----------------------------------------------------------------------------------------------------------------------
       *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

       -----------------------------------------------------------------------------------------------------
       POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
       PROTECTION  PAYMENTS
       -----------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------------
                                                                                SCHEDULED            AMOUNTS
                                                                                 MONTHLY              PAID               TOTAL
                                                                                PAYMENTS             DURING              UNPAID
                             NAME OF CREDITOR                                      DUE                MONTH           POSTPETITION
       ---------------------------------------------------------------------------------------------------------------------------
       1.   PEGASUS                                                             $403,000            $403,000                   $0
       ---------------------------------------------------------------------------------------------------------------------------
       2.   REPUBLIC                                                            $269,166            $269,166                   $0
       ---------------------------------------------------------------------------------------------------------------------------
       3.   PROVIDENT                                                           $125,000            $125,000                   $0
       ---------------------------------------------------------------------------------------------------------------------------
       4.   COAST BUSINESS                                                      $262,000            $262,000                   $0
       ---------------------------------------------------------------------------------------------------------------------------
       5.   WELLS FARGO                                                               $0                  $0                   $0
       ---------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL                                                             $1,059,166          $1,059,166                   $0
       ---------------------------------------------------------------------------------------------------------------------------


===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                MONTHLY OPERATING REPORT

        -----------------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                             ACCRUAL BASIS-7
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                 02/13/95, RWD, 2/96
        -----------------------------------------------------------------

                                                                                       MONTH: JANUARY, 2001
                                                                                              ---------------------
        --------------------------------------------------
        QUESTIONNAIRE

        ---------------------------------------------------------------------------------------------------------------------------
                                                                                                     YES                NO
        ---------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                       X
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
        ---------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                           X
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
        ---------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                    X
               LOANS) DUE FROM RELATED PARTIES?
        ---------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                   X
               THIS REPORTING PERIOD?
        ---------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                         X
               DEBTOR FROM ANY PARTY?
        ---------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                             X
        ---------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                       X
               PAST DUE?
        ---------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                         X
        ---------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                               X
        ---------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                           X
               DELINQUENT?
        ---------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                          X
               REPORTING PERIOD?
        ---------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                          X
        ---------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
        EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ---------------------------------------------------------------------------------------------------------------------------
        a)  Sale to Stambaugh Aviation of ATAZ STC closed in January, for $3,000,000 cash & $1,727,995 Net Gain
        ---------------------------------------------------------------------------------------------------------------------------



        --------------------------------------------------
        INSURANCE
        ---------------------------------------------------------------------------------------------------------------------------
                                                                                                     YES                NO
        ---------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                 X
               NECESSARY INSURANCE COVERAGES IN EFFECT?
        ---------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                 X
        ---------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ---------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
        HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
        AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ---------------------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------------


        ---------------------------------------------------------------------------------------------------------------------------
                                                    INSTALLMENT  PAYMENTS
        ---------------------------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                                  PAYMENT AMOUNT
                     POLICY            CARRIER                               PERIOD COVERED                    & FREQUENCY
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
               SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

DETAILS OF OTHER ITEMS                                                                 JANUARY, 2001

                                                                   AMENDED 03/20/01

ACCRUAL BASIS-1

8.    OTHER  (ATTACH  LIST)                                                      $       (41,337,323) Reported
                                                                   ----------------------------------
           Intercompany Receivables                                                      (45,856,168)
           Deposits - State Street Bank (TA Air)                                           3,534,695
           Deposits - Landing & Parking                                                       57,000
           Deposits - Ventura Aerospace                                                       65,125
           Deposits - Rent                                                                   113,643
           Deposits - Misc                                                                   642,125
           Intangible - Mather                                                               106,257
                                                                   ----------------------------------
                                                                                         (41,337,323) Detail
                                                                   ----------------------------------
                                                                                                   -  Difference


14.   OTHER  (ATTACH  LIST)                                                       $        2,320,000  Reported
                                                                   ----------------------------------
           Deposits - Aircraft Leases                                                      2,320,000
           Intangible - ATAZ STC                                                                   0
                                                                   ----------------------------------
                                                                                           2,320,000  Detail
                                                                   ----------------------------------
                                                                                                   -  Difference


22.   OTHER  (ATTACH  LIST)                                                       $       10,396,948  Reported
                                                                   ----------------------------------
           Accrued A/P                                                                     4,157,438
           Deposit held for ATAZ sale                                                              0
           Accrued Salaries & Wages                                                        1,882,284
           Accrued 401K & Misc PR Deductions                                                 302,701
           Accrued PR Taxes (FICA)                                                           135,020
           Accrued Fuel Exp                                                                8,863,474
           Accrued Interest                                                                  294,016
           Accrued Maintenance Reserves                                                      446,433
           Accrued Fed Income Tax (Post)                                                  (5,684,418)
                                                                   ----------------------------------
                                                                                          10,396,948  Detail
                                                                   ----------------------------------
                                                                                                   -  Difference

27.   OTHER (ATTACH LIST)                                                         $       20,040,527  Reported
                                                                   ----------------------------------
           Accrued A/P                                                                     5,344,093
           Accrued Maintenance Reserves                                                   10,267,512
           Accrued Fed Income Tax (Pre)                                                    3,332,363
           Accrued Taxes - Other                                                                 444
           FINOVA Equip Accrued                                                              351,615
           Pegasus Lease Incentive                                                           744,500
                                                                   ----------------------------------
                                                                                          20,040,527  Detail
                                                                   ----------------------------------
                                                                                                   -  Difference

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

DETAILS OF OTHER ITEMS                                                                 JANUARY, 2001

                                                                   AMENDED 03/20/01

ACCRUAL BASIS-2


13.   OTHER (ATTACH LIST)                                                                $12,863,148  Reported
                                                                   ----------------------------------
           Aircraft Expense                                                                2,235,133
           Maintenance                                                                     3,863,246
           Fuel                                                                              361,883
           Ops Wages                                                                       3,285,736
           Ops Wages-Grnd                                                                    409,260
           Ground Handling                                                                   975,138
           Other Operating Exp                                                             1,732,752
                                                                   ----------------------------------
                                                                                          12,863,148  Detail
                                                                   ----------------------------------
                                                                                                   -  Difference


16    NON OPERATING INCOME (ATT.  LIST)                                                      ($1,968) Reported
                                                                   ----------------------------------
           Non-Op Income                                                                      (1,968) Detail
                                                                   ----------------------------------
                                                                                                   -  Difference


17    NON OPERATING EXPENSE (ATT.  LIST)                                                          $0  Reported
                                                                   ----------------------------------
           Non-Op Expense                                                                          -  Detail
                                                                   ----------------------------------
                                                                                                   -  Difference

21    OTHER (ATTACH  LIST)                                                               ($6,750,819) Reported
                                                                   ----------------------------------
           (Gain)/Loss on Sale of Assets                                                  (1,727,665)
           Credit for Allocation of A/C Costs to KH I/C                                   (5,023,154)
                                                                   ----------------------------------
                                                                                          (6,750,819) Detail
                                                                   ----------------------------------
                                                                                                   -  Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                              (47,561,667) Reported
                                                                   ----------------------------------
           Transfer to Inc - all money sweeps                                            (47,561,667) Detail
            to KH Inc. Case #400-42141
                                                                   ----------------------------------
                                                                                                   -  Difference
                                                                   ----------------------------------


===================================================================================================================================

        -----------------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                           FOOTNOTES SUPPLEMENT
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                   ACCRUAL BASIS
        -----------------------------------------------------------------

                                                                                       MONTH:     JANUARY, 2001
                                                                                             ----------------------------------

                                                                                                AMENDED 03/20/01

    ------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER    LINE NUMBER                               FOOTNOTE / EXPLANATION
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              3                        8           All cash received into the subsidiary cash account is swept
    ------------------------------------------------------------------------------------------------------------------------------
                                                    each night to Kitty Hawk, Inc. Master Account
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              3                       31           All disbursements (either by wire transfer or check), including payroll, are
    ------------------------------------------------------------------------------------------------------------------------------
                                                    disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ------------------------------------------------------------------------------------------------------------------------------
                                                    account.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              4                        6           All assessments of uncollectible accounts receivable are done
    ------------------------------------------------------------------------------------------------------------------------------
                                                    at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    ------------------------------------------------------------------------------------------------------------------------------
                                                    down to Inc.'s subsidiaries as deemed necessary.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              6                    Insiders        Payments to insiders include a portion of the Court approved retention
    ------------------------------------------------------------------------------------------------------------------------------
                                                    payments in the month of January.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              7                        3           All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    ------------------------------------------------------------------------------------------------------------------------------
                                                    subsidiaries. Therefore, they are listed here accordingly.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
       1, 2, + Other Detail         Various        Amended for further information discovered in preparation for annual audit
    ------------------------------------------------------------------------------------------------------------------------------
                                                    subsequent to original filing date of February 20, 2001.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              3                        3           The current general ledger system is not able to provide a detail of customer
    ------------------------------------------------------------------------------------------------------------------------------
                                                    cash receipts segregated by prepetition and post petition accounts receivable.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
